UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CoSine Communications, Inc.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CoSine Communications, Inc.
560 South Winchester Blvd., Suite 500
San Jose, California 95128

April 17, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at the Bankers Club, Bank of America, 52 Floor, 555 California Street, San Francisco, California 94104 on Thursday, May 10, 2007, at 11:00 a.m. Pacific Time. Registration will begin at 10:30 a.m. Pacific Time.

At this year’s annual meeting, the agenda includes the annual election of directors. The Board of Directors recommends that you vote FOR the election of the director nominees. Please refer to the proxy statement for detailed information on the annual election of directors and the annual meeting.

Included with this proxy statement is a copy of our Annual Report on Form 10-K for the fiscal year 2006. We encourage you to read the Form 10-K. It includes information on our current operations and redeployment of assets strategy, as well as our audited financial statements.

Whether or not you plan to attend, the prompt execution and return of your proxy card by mail will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

We look forward to your attendance with in person or by proxy.

Sincerely,

Terry R. Gibson
President and Chief Executive Officer

CoSine Communications, Inc.
560 South Winchester Blvd., Suite 500
San Jose, California 95128

_________________________________

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
May 10, 2007

_________________________________

To the Stockholders of CoSine Communications, Inc.

The 2007 Annual Meeting of Stockholders of CoSine Communications, Inc., a Delaware corporation, will be held on Thursday, May 10, 2007, at 11:00 a.m. Pacific Time, at the Bankers Club, Bank of America, 52 Floor, 555 California Street, San Francisco, California 94104, for the following purposes:

1. To elect a Board of Directors to serve for the ensuing year.

2. To transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

All stockholders are cordially invited to attend the annual meeting. Stockholders of record at the close of business on March 29, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors,

Terry R. Gibson
Secretary

San Jose, California
April 17, 2007

Whether or not you expect to attend the meeting in person, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for the return your proxy by mail. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

_________________________________

PROXY STATEMENT

_________________________________

CoSine Communications, Inc. (“CoSine,” “Company,” “we,” “us” or “our”) is providing these proxy materials in connection with our 2007 Annual Meeting of Stockholders to be held on May 10, 2007, at 11:00 a.m. local time (the “Annual Meeting”) and at any adjournment thereof. The Annual Meeting will be held at the Bankers Club, Bank of America, 52 Floor, 555 California Street, San Francisco, California 94104. This proxy statement, the accompanying proxy card and voter instructions and our 2006 Annual Report on Form 10-K were first mailed to stockholders on or about April 17, 2007. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The enclosed proxy is solicited by our Board of Directors.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is:

1.

To elect a Board of Directors to serve for the ensuing year.

2.

To transact such other business as may properly come before the meeting and at any adjournment or postponement of the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends that you vote FOR the election of the nominees for directors.

Where is CoSine located?

Our principal executive office is located at 560 S. Winchester Blvd., Suite 500, San Jose, California 95128 and its telephone number is (408) 236-7518.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our Common Stock (“Common Stock”), at the close of business on March 29, 2007, will be entitled to notice of and to vote at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares as of the record date, or a “quorum,” must be represented at the Annual Meeting in order to conduct business. At the close of business on that date, 10,090,635 shares were issued and outstanding. Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

How do I vote?

To vote your proxy by mail, mark your vote on the enclosed proxy card and follow the other directions on the proxy card. All valid proxies properly executed and received by us prior to the Annual Meeting will be voted in accordance with the instructions specified in the proxy card. Where no instructions are given, shares will be voted FOR the election of the named nominees for the Board of Directors and in accordance with the judgment of the person or persons voting the proxies on any matter that may properly come before the meeting which the Board of Directors is not aware of a reasonable time before the date of this proxy statement.

You may also vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

How can I change or revoke my vote after I return my proxy card?

You may revoke your proxy at any time prior to the close of the polls. The proxy may be revoked by delivering to Terry R. Gibson, Secretary of CoSine, an instrument of revocation or an executed proxy card bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person at the meeting. However, a stockholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so.

How many votes do I have?

Each holder of record of Common Stock on such date will be entitled to one vote, for each share held, on every matter submitted to the stockholders at the Annual Meeting. The Common Stock does not have cumulative voting rights.

How many votes are required to elect the directors?

The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of our Board of Directors meaning that the four individuals nominated for election to the Board of Directors who receive the greatest number of votes cast will be elected.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative, negative and withheld votes, abstentions and broker non-votes. Abstentions, votes withheld and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions and votes withheld are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Representatives from Mellon Investor Services LLC, our transfer agent, will count the votes and serve as our Inspector of Elections. The Inspector of Elections will be present at the Annual Meeting.

Who pays for the proxy solicitation and how does CoSine solicit votes?

In addition to the solicitation of proxies pursuant to this proxy statement, certain of our directors, officers and employees, without extra compensation, may also solicit proxies personally or by telephone, mail or facsimile. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians, banks and brokerage houses for forwarding to the beneficial owners of shares held in their names. We may reimburse persons and institutions representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will elect directors to hold office until our 2008 Annual Meeting of Stockholders. Our Board of Directors consists of four members. Our certificate of incorporation currently provides an annual election of all our directors. The directors will serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees listed above. If a nominee becomes unable to serve, the holders of the proxies may, in their discretion, vote the shares for substitute nominees designated by the Board of Directors.

Directors

The names of our directors and their ages, titles and biographies as of March 29, 2007 appear below.

Name	Age	Position

Donald Green	75	Chairman of the Board of Directors
Charles J. Abbe	65	Director
Jack L. Howard	45	Director
Terry R. Gibson	53	Director, President, Chief Executive Officer and Chief Financial Officer

Donald Green, 75, has served as Chairman of CoSine’s Board of Directors since March 2002 and as a director since June 1999. Mr. Green was a co-founder of Advanced Fibre Communications, Inc., a provider of multi-service access solutions for the telecommunications industry, and served as its Chairman of the Board from May 1999 until his retirement in September 2001, and also served as Chief Executive Officer from May 1992 to May 1999. Mr. Green is a director of Turin Networks, Inc. Mr. Green holds a higher national certificate in electrical engineering from Willesdon Technical College.

Charles J. Abbe, 65, has served as a director of CoSine since August 2000. Until his retirement in June 2001, Mr. Abbe has served as President and Chief Operating Officer of JDS Uniphase Corporation, a designer, developer and manufacturer of fiber optic products, since April 2000, following the merger of Optical Coating Laboratory, Inc. with JDS Uniphase in February of the same year. Mr. Abbe served as Optical Coating Laboratory’s President and Chief Executive Officer from April 1998 to March 2000, as its President from November 1997 to April 1998 and as its Vice President and General Manager for North America and Asia from April 1996 to November 1997. Mr. Abbe currently serves as a director of Cymer, Inc., a semiconductor equipment company; a director of Xponent, Inc., a manufacturer of fiber optics components; and a director of Nova-Sol, Inc., a defense industry development company. Mr. Abbe holds a B.S. and an M.S. in chemical engineering from Cornell University and an M.B.A. from Stanford University.

Jack L. Howard, 45, has served as a director of CoSine since July 25, 2005, when he was elected to the Board of Directors to fill the vacancy created by the resignation of R. David Spreng. In 1993, Mr. Howard co-founded Steel Partners II, L.P. where he currently holds representative positions. Since 2004, Mr. Howard has served as a director of BNS Holdings, Corp., a real estate management company. Mr. Howard has served as a director of WebFinancial Corp. (formerly Rose’s Holders Inc.), which owns WebBank Corp., an FDIC insured Industrial Loan Bank, since 1996 and as its Vice President since 1997. In 2005, Mr. Howard began serving as a director of WHX Corporation. Mr. Howard is a Principal of Mutual Securities, Inc., a registered broker-dealer. Mr. Howard holds a B.A. in Finance from the University of Oregon.

Terry R. Gibson, 53, has served as a director and Chief Executive Officer of CoSine since January 16, 2005 and as Executive Vice President and Chief Financial Officer since joining CoSine in January 2002. Prior to joining us, Mr. Gibson served as Chief Financial Officer of Calient Networks, Inc. from May 2000 through December 2001. He served as Chief Financial Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief Financial Officer of GaSonics, International from June 1996 through March 1999. He also served as Vice President and Corporate Controller of Lam Research Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara.

There are no family relationships among any of our directors or officers.

Corporate Governance Matters

Director Independence

Full Board of Directors. Our Board of Directors is composed of Messrs. Green, Abbe, Howard and Gibson. On June 10, 2005, we reported in our Report on Form 8-K filed with the Securities and Exchange Commission that our stock would be de-listed from the NASDAQ National Market System. Our stock was de-listed on June 16, 2005 and now trades in the over the counter market and is quoted on the Pink Sheets Electronic Quotation Service under the symbol “COSN.PK.” As our stock is no longer “listed,” within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, our directors are not required to be “independent” as defined in the NASDAQ listing standards. Our Board of Directors has nevertheless determined that Messrs. Green and Abbe are “independent directors” as defined in Rule 4200(a)(15) of the NASDAQ Manual of Marketplace Rules as applicable to “listed” companies.

Due to Mr. Howard’s relationship with Steel Partners II, L.P., our largest stockholder, he is not an “independent director” as defined in Rule 4200(a)(15).

In addition to serving as our only executive officer, Mr. Gibson also provides services as a consultant to NOVT Corporation and WebFinancial Corp., both of which are ultimately controlled by Steel Partners II, L.P., our largest stockholder. For these reasons, our Board of Directors does not deem him an “independent director” as defined in Rule 4200(a)(15).

Committees of the Board. Our Board of Directors currently has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee, all of which are composed of Messrs. Green, Abbe and Howard. Our Board of Directors has also determined that Messrs. Green and Abbe meet the definition of “independence” as defined in Rule 4350(d) of the NASDAQ Manual of Marketplace Rules as applicable to audit committees of “listed” companies and meet all additional independence requirements set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, applicable to audit committees of “listed” companies, subject to their receipt of ordinary-course compensation for serving as members of such committees permitted under Rule 10A-3(b)(1)(iv). As our stock is no longer “listed,” within the meaning of Rule 10A-3, the members of our Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee are not required to be “independent.”

Due to Mr. Howard’s relationship with Steel Partners II, L.P., our largest stockholder, our Board of Directors does not deem him an “independent director” as defined in Rule 4350(d).

Certain Relationships and Related Transactions

Transactions with Related Persons, Promoters and Certain Control Persons. For the year ended December 31, 2006, we were not a party to any transaction or proposed transaction involving more than $120,000 in which any “related person,” as that term is defined in Instruction No. 1 to Item 404(a) of Regulation S-K, described in Item 404(a) of Regulation S-K, had or will have a direct or indirect material interest.

Review, Approval and Ratification of Transactions with Related Person. Annually, each of our directors and officers must complete a Director and Officer Questionnaire which requires disclosure of any transactions or proposed transactions to which we are or are to be a party and in which a director or officer, a member of his or her immediate family or any affiliated company of such director or officer has or will have a direct or indirect material interest. Our full Audit Committee is charged with reviewing and approving, or ratifying, any transaction between or among us and any such “related person”; provided, however, to the extent any director is the “related person” in question, such director will not participate in any review of or vote on such a transaction. Our policy regarding the review, approval and ratification of such transactions with “related persons” is in writing as set forth in the Charter of the Audit Committee.

Communications with the Board

Stockholders may communicate with the Board of Directors by submitting their communication in writing to Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 560 S. Winchester Blvd., Suite 500, San Jose, California 95128. All such communications will be forwarded to the Board of Directors for its consideration.

Stockholder Nominations for Director

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if submitted in writing to the Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 560 S. Winchester Blvd., Suite 500, San Jose, California 95128.

Code of Ethics

We have adopted a code of ethics that applies to our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and all other officers, directors and employees performing similar functions in compliance with applicable rules of the Securities and Exchange Commission. We will provide to any person, without charge, a copy of our code of ethics and amendments thereto upon written request. Written requests should be submitted to Terry R. Gibson, Corporate Secretary, 560 S. Winchester Blvd., Suite 500, San Jose, California 95128.

Meetings of the Board and its Committees

Full Board of Directors

There were two meetings of the full Board of Directors during the fiscal year ended December 31, 2006. Each director attended at least 75 percent of the total number of meetings of the Board of Directors and committees on which he served. The Company does not have a policy regarding its director’s attendance at the Company’s annual meetings of stockholders. Messrs. Green, Abbe and Gibson attended the Company’s 2006 Annual Meeting of Stockholders held May 24, 2006.

Committees of the Board

Audit Committee. The Audit Committee is composed of Messrs. Green, Abbe and Howard and is chaired by Mr. Green. The Board of Directors has determined that Mr. Abbe is an “Audit Committee Financial Expert” as defined in applicable rules of the Securities and Exchange Commission. The Audit Committee met four times during the fiscal year ended December 31, 2006. A copy of our current Audit Committee Charter, amended as of March 27, 2007, is attached as Appendix A to this proxy statement.

The Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements, reviews our internal accounting procedures, appoints, compensates, retains and oversees the independent accountants, reviews and approves all audit and non-audit services performed by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of our consolidated financial statements, and performs the other functions specified in the Audit Committee Charter.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Messrs. Abbe, Green and Howard and is chaired by Mr. Abbe. The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2006. A copy of our Nominating and Corporate Governance Committee Charter, amended as of March 27, 2007, is attached as Appendix B to this proxy statement.

The Nominating and Corporate Governance Committee evaluates and makes recommendations to the Board of Directors concerning the composition, qualifications, performance and compensation of the Board of Directors and its related committees, the identification of qualified director nominees and the development of corporate governance guidelines and policies and performs the other functions specified in the Nominating and Corporate Governance Committee Charter.

In order to identify and evaluate candidates for the Board of Directors, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board of Directors, reviews qualifications of candidates, evaluates the performance of the Board of Directors as a whole, evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders, considers the need of the Board of Directors and its respective committees. The Nominating and Corporate Governance Committee considers such factors as issues of character, judgment, independence, expertise, diversity of experience, understanding of and achievements in manufacturing, technology, finance and marketing, the ability of a candidate to make a meaningful contribution to us, other commitments and potential conflicts of interest and considers such other factors as the Nominating and Corporate Governance Committee may deem appropriate in the context of identifying the needs of the Board of Directors at a particular point in time. As the needs of the Board of Directors may change from time to time depending on changes in our business and market trends, the Nominating and Corporate Governance Committee has not established any specific, minimum qualifications that must be met by a candidate for the Board of Directors or that there are specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

There have been no material changes to our policy that the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if submitted in writing to the Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 560 S. Winchester Blvd., Suite 500, San Jose, California 95128.

Compensation Committee. The Compensation Committee is composed of Messrs. Green, Abbe and Howard and is chaired by Mr. Green. The Compensation Committee met twice during the fiscal year ended December 31, 2006. A copy of our Compensation Committee Charter, amended as of March 27, 2007, is attached as Appendix C to this proxy statement.

The Compensation Committee is responsible for establishing, implementing and monitoring adherence of executive compensation with our compensation philosophy. The Committee determines the overall compensation of our executive officers, oversees the administration of executive compensation programs, ensures that executive compensation is fair, reasonable and competitive, and performs the other functions specified in the Compensation Committee Charter.

Each year, the Compensation Committee reviews the executive compensation policies with respect to the linkage between executive compensation and our performance, as well as the competitiveness of the programs. The Compensation Committee determines what changes, if any, are appropriate in the compensation programs for the following year.

Historically, in conducting the annual review, the Compensation Committee considered information provided by human resources staff and used surveys and reports prepared by independent compensation consultants. In addition, each year, the Compensation Committee, with the president and human resources staff, reviewed the individual performance of each of the other executive officers, and the president’s recommendations with respect to the appropriate compensation levels and awards. The Compensation Committee then set performance and bonus targets, and made stock option grants under the 2000 Stock Plan. The Compensation Committee also reviewed with the president and the human resources staff the financial and other strategic objectives, such as those identified above, for each of the executive officers for the following year.

In fiscal year 2006 in determining the overall compensation of our one executive officer, the Compensation Committee determined what was reasonably necessary and appropriate to retain that executive officer while we focused on our strategy to redeploy our existing resources to identify and acquire new business operations.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2006, the Compensation Committee was composed solely of non-employee directors. None of these persons is, nor has been at any time since our incorporation, one of our officers or employees or an officer or employee of any of our subsidiaries. No executive officer of ours has served as a member of the Board of Directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Required Vote

The four individuals nominated for election to the Board of Directors who receive the greatest number of votes cast will be elected.

The Board Of Directors Unanimously Recommends A Vote For
The Election of Each of The Nominees for Director.

OTHER INFORMATION

AUDIT COMMITTEE DISCLOSURE

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the following Report of the Audit Committee, in whole or in part, shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be “soliciting material” or “ filed” under such acts.

The Audit Committee of the Board of Directors has:

•

Reviewed and discussed with management the audited financial statements for the year ended December 31, 2006.

•

Discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

•

Received the written disclosures and the letter from the independent auditor regarding the auditor’s independence as required by Independence Standards Board Standard No. 1, has discussed with the independent auditor the auditor’s independence, and has considered whether the non-audit services provided by the independent auditor are compatible with maintaining its independence.

•

Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Donald Green
Charles J. Abbe
Jack L. Howard

Principal Accountant Fees and Services

Aggregate fees for professional services rendered by Burr, Pilger & Mayer LLP and Ernst & Young LLP and during 2006 and 2005 were as follows:

	2006	2005

Audit Fees – Ernst & Young LLP(1)	$20,000	$20,000
Audit Fees – Burr, Pilger & Mayer LLP(1)	155,000	172,679
Total audit fees	175,000	192,679
Audit related fees – Burr, Pilger & Mayer LLP	—	21,660
Audit related fees – Ernst & Young LLP(2)	—	105,000
Total audit related fees	—	126,660
Tax fees(3)	27,600	—
All other fees(4)	727	—
Total	$203,327	$319,339

——————

(1)

Audit fees include fees associated with the annual audit and 10-K, the reviews of the Company’s quarterly reports on Form 10-Q.

(2)

Audit related fees related to Form S-4 and related filings.

(3)

Tax fees included tax compliance and tax advice.

(4)

All other fees principally included internal control consultation.

Pre-Approval Policy and Procedures

Effective May 2003, all professional services rendered by our independent registered public accounting firms are required to be pre-approved by the Audit Committee. In fiscal years 2005 and 2006, all services were pre-approved by the Audit Committee. The Audit Committee pre-approves and reviews audit and non-audit services performed by our independent registered public accounting firm as well as the fees charged by our independent registered public accounting firm for such services. As part of its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the our independent registered public accounting firms’ independence. To avoid certain potential conflicts of interest in maintaining our independent registered public accounting firm independence, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Audit Committee approved all of the services provided by Ernst & Young LLP and Burr, Pilger & Mayer LLP in 2005 and 2006.

Appointment of Independent Registered Public Accounting Firm

Burr, Pilger & Mayer LLP has served as our independent registered public accounting firm since October 2004. We are currently engaged in negotiations with Burr, Pilger & Mayer LLP regarding the cost and scope of the services proposed to be performed for us by Burr, Pilger & Mayer LLP during fiscal year 2007, including the audit of our financial statements for fiscal year 2007. Our Audit Committee intends to delay its selection of our independent public accountant for fiscal year 2007 pending the mutually agreement conclusion of those negotiations or, if necessary, similar negotiations with another independent public accounting firm.

Accordingly, we are not asking stockholders to ratify the appointment of an independent accountant to audit our financial statements for fiscal year 2007. Ratification of the independent accountant is not required by our Fourth Amended and Restated Bylaws, our Audit Committee Charter or applicable law.

Representatives of Burr, Pilger & Mayer LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from the stockholders.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 1, 2007, unless otherwise noted, by: (i) each person or entity who is known by the Company to own beneficially 5% or more of the Company’s outstanding Common Stock; (ii) each director of the Company; (iii) the executive officers named in the Summary Compensation Table set forth in the “Executive Compensation” section of this proxy statement (the “Named Executive Officers”); and (iv) all directors and executive officers of the Company who were serving on the board and/or were in office as of March 1, 2007 as a group.

	Shares of Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percent of Class(3)

5% Stockholders
Steel Partners II, L.P.(4) 590 Madison Avenue, 32nd Floor New York, NY 10022	2,596,684	25.7%
WHX CS Corp.(5) 555 Theodore Fremd Avenue Rye, New York 10580	1,898,337	18.8%
Empyrean Capital Partners, LP(6) 10250 Constellation Boulevard, Suite 2950 Los Angeles, CA 90667	760,000	7.5%
Dimensional Fund Advisors Inc.(7) 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	685,553	6.8%

Directors and Named Executive Officers
Terry R. Gibson, Director, Chief Executive Officer, Chief Financial Officer and Secretary(8)	66,666	*
Charles J. Abbe, Director(9)	19,450	*
Donald Green, Chairman(10)	41,734	*
Jack L. Howard, Director(11)	172,800	1.7%
All directors and current executive officers as a group (4 persons)(12)	300,650	3.0%

——————

*

Less than 1%.

(1)

Unless otherwise indicated, the address for each listed stockholder is c/o CoSine Communications, Inc., 560 South Winchester Blvd., Suite 500, San Jose, CA 95128. Except as otherwise indicated, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 1, 2007 (or as of May 1, 2007) through the exercise of any stock option or other right. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 1, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)

Percentage of beneficial ownership is based on 10,090,635 shares of common stock outstanding as of March 1, 2007, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(4)

Steel Partners II, L.P. holds sole voting and investment power over all 2,596,684 shares. Steel Partners, L.C.C. is the general partner of Steel Partners II, L.P. Warren G. Lichtenstein is the sole executive officer and managing member of Steel Partners, L.C.C. and, in such capacity, holds sole voting and investment power over all 2,596,684 shares. Jack L. Howard, a director of the Company, co-founded Steel Partners II, L.P. where he currently holds representative positions. Mr. Howard is also the director and President of JL Howard, Inc. and

J Howard, Inc. and, in such capacities, holds sole voting and investment power over 500 shares of the Company stock held by JL Howard, Inc. and 170,300 shares of the Company stock held by J Howard, Inc. The information in this footnote is based upon the Schedule 13D/A filed on August 24, 2006 on behalf of Steel Partners II, L.P., Steel Partners, L.C.C., Mr. Lichtenstein, Mr. Howard, JL Howard, Inc. and J Howard, Inc., a Form 4 filed on October 13, 2006 on behalf of Steel Partners II, L.P., Steel Partners, L.C.C. and Mr. Lichtenstein, and a Form 4 filed on May 25, 2006 behalf of Mr. Howard, JL Howard, Inc., and J Howard, Inc.

(5)

WHX CS Corp. and WHX Corporation each has sole power to vote and to dispose of the 1,898,337 shares. WHX CS Corp. is a wholly owned subsidiary of WHX Corporation. Steel Partners II, L.P. is a majority stockholder of WHX Corporation. Steel Partners, L.L.C. is the general partner of Steel Partners II, L.P. Warren G. Lichtenstein is the sole executive officer and managing member of Steel Partners, L.L.C. By virtue of the relationship of WHX Corporation to Steel Partners II, L.P., Steel Partners, L.L.C and Mr. Lichtenstein (collectively, the Steel Entities), as more fully described above, WHX CS Corp., WHX Corporation, Steel Partners II, L.P., Steel Partners, L.L.C and Mr. Lichtenstein constitute a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. WHX CS Corp. and WHX Corporation disclaim beneficial ownership of the shares held by Steel Partners II, L.P., Steel Partners, L.L.C and Mr. Lichtenstein, as described in footnote 4 above. Steel Partners II, L.P., Steel Partners, L.L.C and Mr. Lichtenstein each disclaim beneficial ownership of shares held by WHX CS Corp. and WHX Corporation, as described in this footnote 5. The information in this footnote is based upon the Schedule 13D filed on November 1, 2005 and a Form 3 filed on November 2, 2005 on behalf of WHX CS Corp. and WHX Corporation.

(6)

Of the 760,000 shares, 265,208 shares are held directly by Empyrean Capital Fund, LP (“ECF”) which has shared voting and investment power over such shares, LP, 444,617 shares are held by Empyrean Capital Overseas Fund, Ltd. (“ECOF”) which has shared voting and investment power over such shares and 50,175 shares are held by Empyrean Capital Overseas Benefit Plan Fund, Ltd. (“ECOBPF”) which has shared voting and investment power over such shares. Empyrean Capital Partners, LP (“ECP”) is the investment manager for ECF, ECOF and ECOBPF and in such capacity holds shared voting and investment power over all 760,000 shares. Empyrean Capital, LLC is the general partner of ECP and in such capacity holds shared voting and investment power over all 760,000 shares. Empyrean Associates, LLC (“EA”) is the general partner of ECF and in such capacity holds shares voting and investment power over 265,208 shares. Amos Meron, Michael Price and Scott Imbach are the managing members of EC and EA and in such capacities share voting and investment power over all 760,000 shares. The information in this footnote is based upon the Schedule 13G filed August 15, 2005 on behalf of Messrs. Meron, Price, Imbach, EC, EA, ECP, ECF, ECOF and ECOBPF.

(7)

Dimensional Fund Advisors L.P., formerly Dimensional Fund Advisors Inc., holds sole voting and investment power over all of the 685,553 shares pursuant to separate arrangements whereby it acts as investment adviser to certain entities. The information in this footnote is based upon the Schedule 13G/A filed February 9, 2007 on behalf of Dimensional Fund Advisors L.P.

(8)

All 66,666 shares are subject to exercisable options.

(9)

Of the 19,450 shares, 16,250 are subject to exercisable options, and 3,200 shares are owned directly by Mr. Abbe, reflected as 3,000 shares in the table entitled “Security Ownership of Certain Beneficial Owners and Management” contained the proxy statement for our 2006 Annual Meeting of Stockholders filed April 27, 2006 and our Annual Report on Form 10-K for fiscal year 2005 filed March 23, 2006.

(10)

Of the 41,734 shares, 11,250 are subject to exercisable options, 173 shares are owned directly by Green Venture Capital I, L.P. and 14,265 shares are owned directly by Green Venture Capital II, L.P. Mr. Green is the general partner of Green Venture Capital I, L.P. and Green Venture Capital II, L.P. Mr. Green disclaims beneficial ownership of the shares owned directly by Green Venture Capital I, L.P. and Green Venture Capital II, L.P., except to the extent of his pecuniary interest in the shares.

(11)

Of the 172,800, 2,000 are subject to exercisable options. Mr. Howard is also the director and President of JL Howard, Inc. and J Howard, Inc. and, in such capacities, holds sole voting and investment power over 500 shares held by JL Howard, Inc. and 170,300 shares held by J Howard, Inc. Mr. Howard co-founded Steel Partners II, L.P. where he currently holds representative positions. Steel Partners II, L.P. has sole voting and investment power over 2,596,984 shares as explained in footnote 4 above.

(12)

Of the 300,650 shares, 14,438 shares are owned by Green Venture Capital I, L.P. and Green Venture Capital II, L.P as explained in footnote 10 above, 500 shares are held by JL Howard, Inc. and 170,300 shares are held by J Howard, Inc. as explained in footnote 11 above, and an additional 96,166 shares are subject to options that are exercisable within 60 days of March 1, 2007 all of which will be vested as of May 1, 2007.

Change of Control Arrangements

Some options awarded under our 1997, 2000 and 2002 Stock Plans provided that the options will become fully vested and fully exercisable if, anytime within 24 months following a “change of control” of Cosine, the option holder’s employment is terminated other than for cause or if a constructive termination of the option holder’s employment occurs. Events constituting a constructive termination include a significant reduction in the option holder’s duties, position or responsibilities without the option holder’s prior written consent. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis, Potential Payments Upon Termination or Change in Control” at page 15 of this Proxy Statement.

EXECUTIVE OFFICERS

The name of our executive officer and his age, title and biography as of March 15, 2007 appears below.

Name	Age	Position

Terry R. Gibson	53	President, Chief Executive Officer, Chief Financial Officer and Secretary

Terry R. Gibson has served as our Chief Executive Officer since January 16, 2005 and as our Executive Vice President and Chief Financial Officer since joining us in January 2002. Prior to joining us, Mr. Gibson served as Chief Financial Officer of Calient Networks, Inc. from May 2000 through December 2001. He served as Chief Financial Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief Financial Officer of GaSonics, International from June 1996 through March 1999. He also served as Vice President and Corporate Controller of Lam Research Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing, implementing and monitoring adherence of executive compensation with our compensation philosophy. The Committee determines the overall compensation of our executive officers, including the Chief Executive Officer, oversees the administration of executive compensation programs and ensures that executive compensation is fair, reasonable and competitive.

In 2006, we completed the wrap-up of our carrier services business, providing customer support services for our discontinued products through December 31, 2006, at which time we terminated all customer support offerings. We also sold the remaining assets of our carrier network products business with the sale of our patent portfolio in March 2006 and the sale of the rights to the related intellectual property in November 2006. Our strategy is to enhance stockholder value by pursuing opportunities to redeploy our assets through an acquisition of one or more operating businesses with existing or prospective taxable earnings that can be offset by use of our net operating loss carry-forwards (“NOLs”). We currently have one employee who is also our only named executive officer.

Compensation Philosophy and Objectives

Historically, our executive compensation programs have been designed to attract and retain highly qualified executives, to align those executives’ interests with those of the stockholders and to motivate those executives to maximize stockholder returns by achieving both our short-term and long-term strategic goals. The programs linked each executive’s compensation directly to individual and/or our performance. Our “pay for performance” system had three basic components: base pay; incentive bonus; and long-term, equity-based incentive compensation. Each component was addressed in the context of individual and/or our performance, competitive conditions and equity among employees. In determining competitive compensation levels, we historically analyzed information from several independent surveys, including the Ratford Benchmark Survey and those prepared by iQuantic Buck. These surveys included information regarding public companies in general as well as similarly situated companies within the industries in which we historically operated.

For fiscal year 2006, the total compensation of our executive officer was based on that which was reasonably necessary and appropriate to retain that executive officer while we focused on our strategy to redeploy our existing resources to identify and acquire new business operations. Until we acquire one or more operating business pursuant to our redeployment strategy, it is anticipated that executive compensation will be similarly determined. Upon the acquisition of one or more operating business, it is anticipated that executive compensation will be determined and administered according to our historic executive compensation philosophy and objectives.

Determining Executive Compensation

Each year, the Committee reviews the executive compensation policies with respect to the linkage between executive compensation and our performance, as well as the competitiveness of the programs. The Committee determines what changes, if any, are appropriate in the compensation programs for the following year.

Historically, in conducting the annual review, the Committee considered information provided by human resources staff and used surveys and reports prepared by independent compensation consultants. In addition, each year, the Committee, with the president and human resources staff, reviewed the individual performance of each of the other executive officers, and the president’s recommendations with respect to the appropriate compensation levels and awards. The Committee then set performance and bonus targets, and made stock option grants under the 2000 Stock Plan. The Committee also reviewed with the president and the human resources staff the financial and other strategic objectives, such as those identified above, for each of the executive officers for the following year.

For fiscal year 2006, the total compensation of our executive officer was based on that which the Committee determined was reasonably necessary and appropriate to retain that executive officer while we focused on our strategy to redeploy our existing resources to identify and acquire new business operations. Until we acquire one or more operating business pursuant to our redeployment strategy, it is anticipated that executive compensation will be similarly determined. Upon the acquisition of one or more operating business, it is anticipated that executive compensation will be determined and administered according to our historic executive compensation philosophy and objectives.

Compensation Programs

Base Pay. We pay our executives a base salary to compensate them for services rendered during the year. Salaries are typically reviewed annually in assessing an executive’s performance for the year as well as part of any change in job responsibilities.

Historically, base pay was designed to be competitive (generally between the 50th and 75th percentiles) as compared to salary levels for equivalent executive positions at other companies within the industries in which we operated, with reference to the Ratford Benchmark Surveys and those prepared by iQuantic Buck. An executive’s actual salary within this competitive framework varied based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance (measured against strategic management objectives such as maintaining customer satisfaction, developing innovative products, strengthening market share and profitability, and expanding the markets for our products). The types and relative importance of specific financial and other business objectives varied among our executives depending on their positions and the particular operations or functions for which they were responsible and depending on our overall financial position.

In 2006, we had only one employee and executive officer, Mr. Gibson, whose base salary was set at that which was determined to be reasonably necessary and appropriate to retain Mr. Gibson while we focused on our strategy to redeploy our existing resources to identify and acquire new business operations. As part of our downsizing in late 2004, Mr. Gibson’s employment terminated as of January 3, 2005, although he continued to serve us as an officer and a consultant. On October 6, 2005, Mr. Gibson was rehired a base annual salary of $225,000 per year. Due to decreasing responsibilities as a result of our discontinuing our products and customer support services and his devotion of time to other ventures, Mr. Gibson’s base annual salary was reduced to $200,000 effective June 1, 2006 and to $150,000 effective November 1, 2006.

Incentive Bonus. Historically, each executive was eligible to receive a quarterly or annual cash bonus as determined by the Compensation Committee. The “target” level for that bonus, like the base salary level, was set with reference to Company-wide bonus programs, as well as competitive conditions. These target levels were intended to motivate our executives by providing substantial bonus payments for the achievement of financial goals within our business plan. An executive received a percentage of his or her target bonus depending on the extent to which we achieved financial performance goals set by the Committee and the board, as measured by the our net income before taxes. Bonuses could exceed the target if our performance exceeds the goal.

No incentive bonuses were granted to our executive officers during fiscal year 2006. Until we acquire one or more operating business pursuant to our redeployment strategy, it is anticipated that incentive bonuses will be determined based on the amount of total compensation which is reasonably necessary and appropriate to retain an executive officer during the process of identifying and acquiring suitable business operations. Upon the acquisition of one or more operating business, it is anticipated that executive compensation will be determined and administered according to our historic executive compensation philosophy and objectives.

Long-Term, Equity-Based Incentive Compensation. Historically, the long-term equity-based compensation program was tied directly to stockholder return. Under that program, long-term incentive compensation consisted of stock options under the 2000 Stock Plan. Stock options were awarded with an exercise price equal to the market value of our common stock on the date of grant. Accordingly, the executive was rewarded only if the market price of the common stock appreciated. Since options vest over time, we periodically granted new options to provide continuing incentives for future performance. The size of previous grants and the number of options held were considered by the Committee, but were not entirely determinative of future grants. Like base pay, the grant was set with regard to competitive considerations, and each executive’s actual grant was based upon individual performance measured against the criteria described in the preceding paragraphs and the executive’s potential for future contributions.

Stock options under the 2000 Stock Plan were designed to align the interests of our executives with those of stockholders by encouraging executives to enhance our value and, hence, the price of our common stock and the stockholders’ return. Similarly, through time-based vesting, this component of the compensation system was designed to create an incentive for the individual executive to remain with us. Moreover, stock option awards allowed us to maintain competitive levels of total compensation of our executives.

In addition, some options awarded to our executive officer may provide, and have in the past provided, that the options will become fully vested and fully exercisable if, anytime within 24 months following a “change of control” of CoSine, the executive officer’s employment is terminated other than for cause or if a constructive termination of the executive officer’s employment occurs. Events constituting a constructive termination include a significant reduction in the executive officer’s duties, position or responsibilities without the executive officer’s prior written consent. This “change of control” provision is designed to promote stability and continuity of management. Information regarding applicable payments under the “change in control” provision is provided under the heading “Potential Payments Made Upon Termination or Change in Control” on page 15.

No long-term equity-based compensation was made to our executive officers during fiscal year 2006. Until we acquire one or more operating business pursuant to our redeployment strategy, it is anticipated long-term equity-based compensation will be determined based on the amount of total compensation which is reasonably necessary and appropriate to retain an executive officer during the process of identifying and acquiring suitable business operations. Upon the acquisition of one or more operating business, it is anticipated that executive compensation will be determined and administered according to our historic executive compensation philosophy and objectives.

Perquisites and Other Personal Benefits. Historically, we did not provide our executive officers with material perquisites and other personal benefits.

For fiscal year 2006, the only perquisite or other personal benefit granted to our executive officer was full family health care coverage.

Tax and Accounting

Beginning January 1, 2006, we began accounting for stock-based compensation payments including under our stock option plans in accordance with the requirements of FASB Statement 123(R).

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the following Compensation Committee Report, in whole or in part, shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be “soliciting material” or “ filed” under such acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the CoSine Board of Directors that the Compensation Committee Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE

Charles J. Abbe
Donald Green
Jack L. Howard

Summary Compensation Table

The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to us in all capacities during each of the fiscal years ended December 31, 2006, 2005 and 2004, respectively, by each person who served as an one of our executive officers at any time during fiscal year 2006 (the “Named Executive Officers”).

Mr. Gibson was our only Named Executive Officer during fiscal year 2006. Mr. Gibson’s total compensation during fiscal year 2006 consisted of his base annual salary, as adjusted downward as described in He did not receive any incentive bonus payments or awards of long-term, equity-based compensation during fiscal year 2006.

Mr. Gibson has served as our Chief Financial Officer since January 2002 and as Chief Executive Officer since January 16, 2005. Mr. Gibson terminated employment on January 3, 2005, while continuing to serve as an officer and a consultant. On October 6, 2005, Mr. Gibson was rehired as an employee at an annual salary of $225,000 per year, at which time he was also granted options to purchase 100,000 shares of our common stock, of which 50,000 shares were immediately exercisable with the balance vesting over the next three years. Due to decreasing responsibilities as a result of our discontinuing our products and customer support services and his devotion of time to other ventures, Mr. Gibson’s annual salary was reduced to $200,000 effective June 1, 2006 and to $150,000 effective November 1, 2006.

Mr. Gibson earned a severance payment in the amount of $265,000 effective on termination of his employment on January 3, 2005, as well as reimbursement of his family health care insurance for 2005, in the amount of $10,947 and payment of consulting fees in the amount of $202,827 for services rendered from January 4, 2005 through October 6, 2005 when he was rehired as an employee. For fiscal year 2006, Mr. Gibson received reimbursement of his family health care insurance, in the amount of $12,399. These amounts are listed as in the column entitled “All Other Compensation.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)(2)

Terry R. Gibson	2006	202,083	23,282	12,399	237,764
Director, President, Chief Executive Officer Executive,	2005	49,299	6,428	478,774	534,501
Chief Financial Officer and Secretary	2004	265,358	—	—	265,358

——————

(1)

The amounts in the column entitled “Option Awards” reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the 2000 Stock Plan and thus includes amounts from awards granted prior to 2006. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2005 and 2006 are included in note 5 of our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 23, 2007.

(2)

The amount in the columns entitled “Option Awards” and “Total” for fiscal year 2005 includes, for reference purposes only, the dollar amount that would have recognized for financial statement reporting purposes for the fiscal year ended December 31, 2005 with respect to awards under the 2000 Stock Plan had we accounted for stock-based compensation payments in accordance with FAS 123(R) during fiscal year 2005.  We began accounting for stock-based compensation payments, including under our stock option plans, in accordance with the requirements of FASB Statement 123(R) as of January 1, 2006.

Grants of Plan Based Awards

No stock option or other equity-based grants were made to our executive officer during fiscal year 2006.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information relating to stock options, stock awards and incentive plan awards of each of the Named Executive Officers outstanding as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Terry R. Gibson	66,666	33,334	$2.60	10/06/2015

——————

(1)

All options listed above represent options to purchase 100,000 shares of our common stock granted on October 6, 2005, of which 50,000 shares were immediately exercisable with the balance vesting over the next three years of a ten-year term.

Option Exercises and Stock Vested

No stock options were exercised by our executive officers nor did any stock awards vest during fiscal 2006.

Pension Benefits

We do not maintain any plan that provides for pension benefits to our executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not maintain any defined contribution or other plan providing for the payment of deferred compensation to our executive officers.

Potential Payments Upon Termination or Change in Control

The options awarded to and held by Mr. Gibson will become fully vested and fully exercisable if, anytime within 24 months following a “change of control”, Mr. Gibson’s employment is terminated other than for cause or if a constructive termination of his employment occurs. Events constituting a constructive termination include a significant reduction in Mr. Gibson’s duties, position or responsibilities without his prior written consent.

A “change of control” is defined as the occurrence of any of the following events:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of our securities representing fifty percent (50%) or more of the total voting power represented by our then outstanding voting securities other than in a private financing transaction approved by our Board of Directors;

(b) The closing of a (i) merger or consolidation of us with or into any other corporation or business entity, other than (x) a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by our voting securities or such surviving entity outstanding immediately after such merger or consolidation, (y) a merger affected solely for the purpose of changing our domicile, or (ii) sale, lease or disposition by us of all or substantially all of our assets;

(c) The approval by our shareholders of a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets; or

(d) A change in the composition of our Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are our directors as of the date hereof, or (B) are elected, or nominated for election, to our Board of Directors with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (a), (b) or (c) or in connection with an actual or threatened proxy contest relating to the election of our directors.

The following table represents the value of those shares subject to stock options held Terry R. Gibson, our sole executive officer, as of December 31, 2006 for which vesting would be accelerated due to a “change in control,” minus the exercise price of $2.60 per share and at closing sale price of $3.32 per share on December 31, 2006.

Name	Voluntary Termination on 12/31/06(1) ($)	For Cause Termination on 12/31/06(2) ($)	Involuntary Not for Cause Termination on 12/31/06(3) ($)	Involuntary Not For Cause Constructive Termination on 12/31/06(4) ($)

Terry R. Gibson	—	—	24,000.48	24,000.48

Compensation of Directors

Cash Compensation. Each non-employee director receives a quarterly retainer in the amount of $2,000. In addition, each non-employee director receives $1,000 for attending a board meeting in person, $500 for attending a committee meeting in person, and $250 for attending a board or committee meeting by telephone. We do not compensate directors for committee meetings held together with a board meeting. We reimburse directors for travel and other expenses incurred in attending board and committee meetings.

Stock Option Grants. Each non-employee director who is first appointed or elected after September 26, 2000 (the date of our initial public offering) will automatically receive under our 2000 Director Option Plan an option to acquire 8,000 shares of our common stock. These initial options will vest in four equal annual installments. Under the 2000 Director Option Plan, each non-employee director in office for at least six months before each annual meeting of stockholders will receive an additional option to acquire 2,000 shares of our common stock. These subsequent options will vest on the fourth anniversary of the date of grant. We may also grant directors’ options or restricted stock under our 2000 Stock Plan. Non-employee directors received option grants during 2006 as listed in the table below. The options granted each vest on the fourth anniversary of the date of grant.

DIRECTOR SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to us during the fiscal years ended December 31, 2006 by each person who served as one of our non-employee directors at any time during fiscal year 2006.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Charles J. Abbe	10,000	7,772	17,772
Donald Green	10,000	6,521	16,521
Jack L. Howard	10,000	2,073	12,073

——————

(1)

The amounts in the column entitled “Option Awards” reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the 2000 Director Option Plan and the 2000 Stock Plan and thus include amounts from awards granted prior to 2006. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2005 and 2006 are included in note 5 of our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 23, 2007.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes equity compensation plans approved by stockholders and equity compensation plans that were approved and not approved by the stockholders as of December 31, 2006:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by stockholders	147,000	(2)	$7.69	(2)	1,940,455	(3)
Equity compensation plans not approved by stockholders(4)	—		—		1,000,000
Total	147,000		$7.69		2,944,455

——————

(1)

These numbers exclude shares listed under the column heading “Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights.”

(2)

Includes 5,000 shares subject to outstanding options under the 1997 Stock Plan, 112,000 shares subject to outstanding options under the 2000 Stock Plan, and 30,000 shares subject to outstanding options under the 2000 Director Plan.

(3)

Includes 1,924,455 shares available for future issuance under the 2000 Stock Plan and 16,000 shares available for future issuance under the 2000 Director Plan.

(4)

The only equity compensation plan not approved by stockholders is the 2002 Stock Plan (the “2002 Plan”). The Board of Directors adopted the 2002 Plan in January 2002 to make available for issuance certain shares of our common stock that have been (i) previously issued pursuant to the exercise of stock options granted under the 1997 Plan and (ii) subsequently reacquired by us pursuant to repurchase rights contained in restricted stock purchase agreements or pursuant to optionee defaults on promissory notes issued in connection with the exercise of such options (“Reacquired Shares”). Under the terms of the 1997 Plan and the 2000 Plan, these Reacquired Shares would not otherwise have been available for reissuance. No shares that were not previously issued under the 1997 Plan and subsequently reacquired by us have been or will be reserved for issuance under the 2002 Plan. A maximum of 1,000,000 shares may be reserved for issuance under the 2002 Plan. An aggregate of 335,791 shares were initially reserved for issuance under the 2002 Plan upon its adoption. These shares consisted of Reacquired Shares as of the date of adoption. Additional shares that become Reacquired Shares after the date of adoption of the 2002 Plan, up to a maximum of 664,209 additional shares, will also become available for issuance under the 2002 Plan. The provisions of the 2002 Plan are substantially similar to those of the 2000 Plan, except that the 2002 Plan does not permit the grant of awards to officers or directors and does not permit the grant of Incentive Stock Options. The 2002 Plan provides for the grant of nonstatutory stock options to employees (excluding officers) and consultants. Stock options granted under the 2002 Plan will be at prices not less than the fair value of the common stock at the date of grant. The term of each option, generally 10 years or less, will be determined by CoSine.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10 percent stockholders are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal years ended December 31, 2006, our officers, directors and greater than 10 percent beneficial owners complied with all Section 16(a) filing requirements.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the enclosed proxy gives the persons named in the proxy discretionary authority to vote on such matters. The board of directors intends that these persons will vote on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

We anticipate that our 2008 Annual Meeting of Stockholders will be held on or about May 8, 2008. Our bylaws require stockholders to give us 90 days advance notice of any proposal or director nomination to be submitted at any meeting of stockholders. The bylaws prescribe the form of and the information to be contained in any such notice. For any stockholder proposal or nomination to be considered at the 2008 Annual Meeting of Stockholders, the stockholder’s notice must be received by Terry R. Gibson, Secretary of CoSine, at 560 S. Winchester Blvd., Suite 500, San Jose, CA 95128 no later than February 8, 2008. In addition, for a proposal by a stockholder to be included in our proxy statement and form of proxy for the 2008 Annual Meeting of stockholders under Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must be received by Terry R. Gibson, Secretary of CoSine, at 560 S. Winchester Blvd., Suite 500, San Jose, CA 95128 on or before December 18, 2007. Rules under the Securities Exchange Act of 1934 describe standards as to the submission of stockholder proposals.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call or write to Terry R. Gibson, Secretary of CoSine, at 560 S. Winchester Blvd., Suite 500, San Jose, CA 95128. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

By Order of the Board of Directors

Terry R. Gibson
Secretary

Appendix A

COSINE COMMUNICATIONS, INC.

CHARTER OF THE AUDIT COMMITTEE

This Charter (the “Charter”) of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of CoSine Communications, Inc. (the “Company”) was adopted by the Board on March 27, 2007.

Purpose

The Committee is to assist the Board in overseeing (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) performance of the Company’s internal and independent auditors, and (5) the business practices and ethical standards of the Company.

Membership

The Committee is appointed by the Board and consists of at least three directors, none of whom are officers or employees of the Company or its affiliates. The Board shall appoint the chair and the members of the Committee approximately annually. Each of the members of the Audit Committee shall meet the applicable independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities Exchange Commission (the “SEC”), including Item 407 of Regulation S-K, as may be amended from time to time. Each member of the Audit Committee shall be financially literate, as such qualification is determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have the qualifications of an “audit committee financial expert” as such term in defined in Item 407(d)(5) of Regulation S-K, as such qualifications are determined by the Board in its business judgment.

Meetings

The Committee shall meet from time to time in conjunction with regular meetings of the Board, but at least quarterly, and at such other times determined by the Committee or the chair of the Committee. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting.

Allocation of Responsibilities

Management is responsible for the Company’s internal controls, quality of financial and accounting judgments and financial reporting processes. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee the accounting and financial reporting processes of the Company and the audits of its financial statements. The Committee has the responsibilities and powers set forth in this Charter, but it is not the duty of the Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are responsibilities of management and the Company’s independent auditor.

Committee Responsibilities

Without limiting the generality of the Committee’s purpose and responsibilities, the Committee, to the extent required or otherwise deems it necessary or advisable, shall:

Independent Auditor Oversight

1. Be directly responsible for the appointment, compensation, retention and oversight of the independent auditor engaged for the audit of the Company’s annual financial statements and related services. The appointment of the independent auditor may be subject to ratification by the shareholders of the Company. The independent auditor shall report directly to the Committee. The Committee shall resolve any disagreements between the independent registered public accounting firm and management regarding financial reporting.

2. Pre-approve all audit services and permissible non-audit services to be performed by the independent auditor for the Company, including the fees and other terms of all such engagements. Alternatively, the Committee may establish pre-approval policies and procedures in accordance with applicable SEC rules.

3. Evaluate the independent auditor’s independence. To do so, the Committee shall ensure that the independent auditor submits on a periodic basis to the Committee a formal written report delineating all relationships between the independent auditor and the Company, actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may affect the objectivity and independence of the independent auditor, and shall take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

4. Oversee the independent auditor’s annual audits, as follows:

a. Review and discuss with the independent auditor the scope and plan for the independent auditor’s annual audit prior to its execution.

b. Review and discuss with the independent auditor and senior management, as appropriate, the scope, results and significant findings and recommendations of the annual audit, including: the independent auditor’s opinion on the financial statements; the independent auditor’s management letter or other recommendations the auditor may have regarding the adequacy and effectiveness of, and any significant changes in, the Company’s accounting processes, practices and principles, internal controls and financial reporting standards; the quality of financial and accounting judgments reflected in the financial statements; and management’s responses to the auditor’s recommendations.

c. Meet with the independent auditor, without management present, to discuss any items of significance and to ensure that the independent auditor has unrestricted access to the Committee.

Financial Statements and Disclosure

1. Review and discuss with the independent auditor and management, the Company’s annual and quarterly financial statements prior to public release, including, but not limited to, any significant issues regarding (a) accounting, reporting, disclosure and auditing procedures, practices, policies, adjustments and judgments, (b) adequacy and effectiveness of internal controls, (c) disagreements between management and the independent auditors, and (d) regulatory and accounting initiatives as well as off balance sheet structures that could materially affect the Company’s financial statements disclosures and the disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2. Review and discuss with management the Company’s major financial risk exposures and any action that management has taken or recommends be taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3. Review before public release the Company’s Annual Report to be filed with the SEC on Form 10 K and recommend to the Board whether the audited financial statements should be included in the Form 10 K.

4. Review and discuss with the Company’s principal accounting officer and principal financial officer during the certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses therein and any fraud involving management or other employees or persons who have a significant role in the Company’s internal controls.

5. Review and discuss with the independent auditor any items required to be communicated by the independent auditor with respect to annual or interim financial statements in accordance with Statement on Auditing Standards No. 61.

6. Prepare a report for inclusion in the annual Proxy Statement that summarizes the Committee’s activities in compliance with the requirements set forth in Item 407(d) of Regulations S-K and Item 7(d) of Schedule 14A under the Securities and Exchange Act of 1934. The Committee report, in order to comply with the above-listed rules, must report whether:

a. The Committee has reviewed and discussed the audited financial statements with management;

b. The Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

c. The Committee has received written disclosures from the independent auditor regarding the independent auditor’s independence required by the Independence Standards Board Standard No. 1, discussed with the independent auditor the independent auditor’s independence, and considered whether the non-audit services provided by the independent auditor are compatible with maintaining its independence; and

d. The Committee, based on its reviews and discussions as described above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

7. Engage such other independent legal, accounting and other advisers, as the Committee determines necessary to carry out its duties. The Company shall pay all compensation of such advisers approved by the Committee as well as all other ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

Internal Audit Oversight

1. Review the appointment and replacement of senior internal auditing executive.

2. Review the activities, organizational structure and significant reports of the internal auditing department to management and management’s responses thereto.

3. Review and discuss with the Board any issues arising out of the performance of the internal audit function.

Other

1. Establish and maintain procedures for:

a. The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b. The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and.

2. Review, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

3. Review and approve all transactions with “related persons,” as such term is defined in the Instructions of Item 404 of Regulation S-K, proposed to be entered into by the Company. For this purpose, the phrase “transactions with related persons” shall refer to any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

4. Report, at least annually, to the Board regarding the Committee’s examinations and recommendations, and perform such other duties and functions as may be assigned by the Board or deemed appropriate by the Committee within the context of this Charter.

5. Review and discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6. Review and reassess the adequacy of this Charter and the Committee’s performance on an annual basis.

Appendix B

COSINE COMMUNICATIONS, INC.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

This Charter (the “Charter”) of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of CoSine Communications, Inc. (the “Company”) was adopted by the Board on March 27, 2007.

Purpose

The purpose of the Committee is to assist the Board in (1) overseeing the composition of the Board to ensure that qualified individuals serve as members of the Board and its committees and (2) providing oversight on issues relating to the corporate governance of the Company.

Membership

The Committee shall consist of no less than two but no more than 4 directors and shall, to the extent required by applicable requirements of the Nasdaq Stock Market and the rules and regulations of the Securities Exchange Commission (the “SEC”), including Item 407 of Regulation S-K, as may be amended from time to time, be “independent” as that term is defined by such requirements. Committee members shall be appointed and removed by the Board in its sole discretion. Committee members shall be appointed at the regular meeting of the Board that falls closest to the date of the annual meeting of shareholders. The Board shall appoint one member of the Committee to act as its Chairman. The members of the Committee shall serve terms of one year, and shall be eligible for re-appointment.

Meetings

The Committee will meet at least two times a year, with authority to convene additional meetings as circumstances require. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting.

Responsibilities

The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the Board or the Chairman or which the Committee raises on its own initiative:

1. Evaluate and make recommendations to the Board concerning the number and accountability of Board committees, committee assignments and committee membership rotation practices.

2. Establish qualifications, desired background, and selection criteria for members of the Board in accordance with applicable law and the listing requirements of the Nasdaq Stock Market, if any.

3. Identify individuals qualified to become Board members and develop criteria for establishing a balanced Board that possesses the skills and experience deemed necessary or desirable by the Committee.

4. Recommend to the Board (i) qualified individuals in the case of vacancies to be filled by the Board and (ii) qualified nominees for the election of directors at each annual meeting of shareholders, including the re-election of existing Board members. Consider nominees submitted to the Board by shareholders.

5. Recommend to the Board the removal of a director when appropriate.

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6. Periodically review and make recommendations to the Board regarding director orientation, compensation, and continuing education.

7. Develop and recommend to the Board for its approval a set of corporate governance guidelines applicable to the Company. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary. The Committee shall also regularly review and consider issues and developments relating to corporate governance, including any shareholder proposals, and make recommendations to the Board.

8. Monitor and evaluate annually how effectively the Board and the Company have implemented the policies and principles of the corporate governance guidelines.

9. On an annual basis, solicit input from the Board regarding the effectiveness of the operation of the Committee and conduct a review of the effectiveness of the operation of the Board and other Board committees.

10. Conduct an evaluation of the Committee’s performance and Charter at least annually, and recommend to the Board such changes to the charter as the Committee deems appropriate.

Authority to Procure Outside Advisors

The Committee shall have the sole authority to retain, and approve the fees and other retention terms of, search firms use to identify director candidates. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary for the fulfillment of its responsibilities.

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Appendix C

COSINE COMMUNICATIONS, INC.

CHARTER OF THE COMPENSATION COMMITTEE

This Charter (the “Charter”) of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of CoSine Communications, Inc. (the “Company”) was adopted by the Board on March 27, 2007.

Purpose

The purpose of the Committee is to discharge the Board’s responsibility for (1) approving and evaluating director and officer compensation plans, programs and policies of the Company and (2) reviewing and approving an annual report on executive compensation and a compensation discussion and analysis to be included in the Company’s proxy statement.

Membership

The Committee shall consist of no less than two but no more than 4 directors and shall, to the extent required by applicable requirements of the Nasdaq Stock Market and the rules and regulations of the Securities Exchange Commission (the “SEC”), including Item 407 of Regulation S-K, as may be amended from time to time, be “independent” as that term is defined by such requirements. Committee members shall be appointed and removed by the Board in its sole discretion. Committee members shall be appointed at the regular meeting of the Board that falls closest to the date of the annual meeting of shareholders. The Board shall appoint one member of the Committee to act as its Chairman. The members of the Committee shall serve terms of one year, and shall be eligible for re-appointment.

Meetings

The Committee shall meet as frequently as necessary to carry out its responsibilities. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting.

Responsibilities

The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the Board or the Chairman or which the Committee raises on its own initiative:

1. To assist the Board in developing and evaluating potential candidates for executive positions, including its Chief Executive Officer, and to oversee the development of executive succession plans.

2. To review and approve corporate goals and objectives with respect to compensation for the Company’s Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

3. To make recommendations to the Board with respect to other executive’s compensation, incentive-compensation plans and equity based plans. The Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company executives.

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4. To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

5. To produce a compensation committee report on executive compensation and a compensation discussion and analysis as required by the SEC to be included in the Company’s proxy statement.

6. To review on an annual basis director compensation and benefits. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

7. To report regularly to the Board regarding the Committee’s actions and any recommendations to the Board.

8. Conduct an evaluation of the Committee’s performance and Charter at least annually, and recommend to the Board such changes to the charter as the Committee deems appropriate.

Authority to Procure Outside Advisors

The Committee shall have the sole authority to retain, and approve the fees and other retention terms of, compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary for the fulfillment of its responsibilities.

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COSINE COMMUNICATIONS, INC.
560 South Winchester Blvd., Suite 500
San Jose, California 95128

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CoSine Communications, Inc., c/o Mellon Investor Services, Proxy Processing, P.O. Box 3510, S. Hackensack, NJ 07606-9210.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COSINE COMMUNICATIONS, INC.
THE BOARD OF DIRECTORS OF THE COMPANY
RECOMMENDS A VOTE FOR ITEM 1

Vote on Proposals

1.	ELECTION OF DIRECTORS:	For All	Withhold All	For All Except	To withhold authority to vote for an individual nominee, mark “For All Except” and write the nominee’s number on the line below.
	Nominees: 1) Donald Green, 2) Charles J. Abbe, 3) Jack L. Howard, and 4) Terry R. Gibson	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment of postponement thereof.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.

	Mark here for address change and note on reverse side.			☐

	Please indicate if you plan to attend this meeting			☐	☐
				YES	NO

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

PROXY

COSINE COMMUNICATIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS — MAY 10, 2007

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints TERRY R. GIBSON and JOHN V. ERICKSON, and each of them, each with full power of substitution as proxies for the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at the Bankers Club, Bank of America, 555 California Street, 52nd Floor, San Francisco, California 94104, on Thursday, May 10, 2007, at 11:00 A.M. Pacific Time and any adjournment or postponement thereof, and to vote all shares of Common Stock held of record by the undersigned at the close of business on March 29, 2007 on the proposals stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER.

IMPORTANT — THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

ADDRESS CHANGE:

 (If an address change has been noted above, please mark the corresponding box on the reverse side.)